Exhibit 10.2

DEED OF ASSIGNMENT

BETWEEN

ASIA RESOURCE HOLDINGS LIMITED
(REGISTRATION NO. 243021)

(THE “ASSIGNOR”)

AND

THE PERSONS NAMED IN SCHEDULE 1
(THE “ASSIGNEES”)

THIS DEED OF ASSIGNMENT (“DEED”) is made on April 29, 2026 between:

(1)	Asia Resource Holdings Limited (Registration No. 243021), a company incorporated in Republic of Seychelles with its operating address at 31-A2-6-1, Miharja Condominium, Palong Road, Miharja Park, 55200, Kuala Lumpur, Malaysia (the “Assignor”); and

(2)	THE PERSONS NAMED IN SCHEDULE 1 OF THIS DEED (the “Assignees”),

(the Assignor and the Assignees are collectively, the “Parties” and individually, a “Party”).

Whereas:

(A)	By way of an AI-Enabled Smart Manufacturing Platform Technology Purchase Agreement dated April 29, 2026 (“AI-Enabled Platform Purchase Agreement”) entered into between the Assignor and CCSC Technology International Holdings Limited (Company Registration No. 382471) (“Buyer”), the Assignor has agreed to sell to the Buyer and the Buyer has agreed to purchase the AI-Enabled Smart Manufacturing Platform tailored for connectors, cables, wire harnesses, and related precision assembly businesses (as defined in the AI-Enabled Platform Purchase Agreement) at the purchase consideration of Three Million and Eight Hundred Thousand (USD3,800,000) United States Dollars (“Purchase Consideration”).

(B)	Pursuant to the AI-Enabled Platform Purchase Agreement, the Assignor and the Buyer have agreed that the Purchase Consideration shall be satisfied by way of allotment and issuance to the Assignor of 6,333,333 new Class A ordinary shares of a par value of USD0.005 each of the Buyer at the issue price of USD0.58 per Class A ordinary share (“Consideration Shares”), the total value of which is equivalent to the Purchase Consideration.

(C)	In consideration of the mutual covenants contained in this Deed, the Assignor is desirous of assigning its right and entitlement to receive the Consideration Shares in favour of the Assignees upon the terms and subject to conditions of this Deed.

It is agreed as follows:

1.	INTERPRETATION AND DEFINITIONS

1.1.	In this Deed, unless the subject or context otherwise requires, the following words and expressions shall have the following meanings respectively ascribed to them:

“Assignees” means the persons named in Schedule 1 of this Deed;

“Assignor” means Asia Resource Holdings Limited (Registration No. 243021), a company incorporated in Republic of Seychelles with its operating address at 31-A2-6-1, Miharja Condominium, Palong Road, Miharja Park, 55200, Kuala Lumpur, Malaysia;

“Business Day” means a day on which banks are open for business and is not a Saturday, Sunday, a “public holiday” or a “bank holiday” in China, Hong Kong or the Cayman Islands;

“Consideration Shares” shall have the meaning ascribed to it in Recital (B);

“Buyer” means CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471), an exempted company with limited liability incorporated in Cayman Islands with its principal executive office address at Room 1301-03, 13/F, Shatin Galleria, 18-24 Shan Mei Street, Fotan, Shatin, New Territories, Hong Kong ;

“Parties” means collectively, the Assignor and the Assignees, and “Party” means any of them;

“Purchase Consideration” shall have the meaning ascribed to it in Recital (A);

“AI-Enabled Platform Purchase Agreement” shall have the meaning ascribed to it in Recital (A).

1.2.	Unless the context otherwise requires, in this Deed:

1.2.1.	any reference to a statute or statutory provision is a reference to it as it is in force from time to time, taking account of any change, extension, consolidation or re-enactment and includes any subordinate legislation for the time being in force made under it;

1.2.2.	any and all headings contained in this Deed are for convenience only and do not affect the interpretation of any provision of this Deed;

1.2.3.	references to any gender shall include the other genders and references to the singular shall include the plural and vice versa and references to natural persons shall include bodies corporate and vice versa;

1.2.4.	any reference to a person which for the purposes of this Deed means any individual, corporation, partnership, association, limited liability company, trust, Governmental Authority or body or other entity or organisation (whether or not having a separate legal personality) shall include its successors in title;

1.2.5.	all obligations and liabilities on the part of the Parties are (unless expressly stated otherwise) several and shall be construed accordingly;

1.2.6.	any reference to “day”, “week”, “month” or “year” is a reference to a day, week, month or year respectively in the Gregorian calendar;

1.2.7.	any phrase introduced by the terms “including”, “include” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

1.2.8.	references to “writing”, or cognate expressions, include any communication effected electronically, by telex, cable, facsimile transmission or other comparable means of communication;

1.2.9.	any reference to this Deed shall be construed as references to such documents as the same may be amended, restated or replaced from time to time; and

1.2.10.	references to this Deed include any Recitals and Appendix to it and references to Clauses, Recitals and Appendix are to the clauses, recitals and appendix to this Deed.

1.3.	If any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day and if any period of time falls on a day which is not a Business Day, then that period is to be deemed to only expire on the next Business Day.

1.4.	The Recitals to this Deed shall have effect and be construed as an integral part of this Deed, but in the event of any conflict or discrepancy between any of the provisions of this Deed, such conflict or discrepancy shall, for the purposes of the interpretation and enforcement of this Deed, be resolved by giving the provisions contained in the Clauses of this Deed priority and precedence over the provisions contained in the Recitals to this Deed.

1.5.	No provision of this Deed will be construed adversely to a Party solely on the ground that the Party was responsible for the preparation of this Deed or that provision.

2.	ASSIGNMENT

2.1.	In consideration of Ten United States Dollars (USD10.00) paid to the Assignor by the Assignees (the receipt of which the Assignor hereby acknowledges), the Assignor hereby assigns, transfers and conveys its right and entitlement to receive the Consideration Shares in favour of the Assignees.

2.2.	The Assignor hereby agrees and undertakes that it shall irrevocably authorise and instruct the Buyer to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of this Deed. Such authorisation and instruction shall be done by way of serving a notice of assignment substantially in the same form and content as set out in Appendix A to this Deed.

2.3.	For the avoidance of doubt, all of the existing terms in the AI-Enabled Platform Purchase Agreement shall not be affected by this Deed and shall remain in full force and effect until the expiry or termination of the AI-Enabled Platform Purchase Agreement.

3.	NOTICES

3.1.	All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and in English and delivered personally or sent by prepaid registered post with recorded delivery, or by courier or email addressed to the intended recipient thereof at its address or at its email address set out hereunder (or to such other address or email address as a Party to this Deed may from time to time duly notify the other Parties). Any such notice, demand or communication shall be deemed to have been duly served (if delivered personally or given or made by email) immediately or (if given or made by registered post or courier) forty-eight (48) hours after posting, and in proving the same it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was properly addressed as a prepaid registered letter or that the email was properly addressed and sent.

3.2.	The addresses and email addresses of the Parties for the purposes of Clause 3.1 are as follows:

3.2.1.	in the case of service on the Assignor to:

Address	:	31-A2-6-1, Miharja Condominium, Palong Road, Miharja Park, 55200, Kuala Lumpur, Malaysia
Email Address	:	jn.asiaresource@gmail.com
Attention to	:	Ch’ng Joo Nee

3.2.2.	in the case of service on the Assignees to:

Address	:	FLAT D, 17/F, KWONG HING BUILDING, 543, CANTON ROAD, JORDAN, KLN
Attention to	:	LEE KA HO
Email	:	kh.asiaresource@yahoo.com

Address	:	ROOM 14, 1/F PO HONG HOUSE, PO LAI COURT SHAM SHUI PO KLN
Attention to	:	CHAN CHEUK HO
Email	:	cch.asiaresource@outlook.com

Address	:	FLAT A, G/F, BLK B1, THE HORIZON, FO CHUN ROAD, TAI PO, N.T. HONG KONG
Attention to	:	HUI KA WAI
Email	:	hkw.asiaresource@outlook.com

Address	:	G/F/F, 111 PING LONG VILLAGE,LAM TSUEN, TAI PO, N.T. HONG KONG
Attention to	:	YEUNG CHI KIT
Email	:	ck.asiaresource@yahoo.com

Address	:	2/F, NO 18, CHUNG MEI LO UK VILLAGE, SHEUNG KO TAN STREET, TSING YI, NEW TERRITORIES
Attention to	:	CHAN PUI YAN
Email	:	py.asiaresource@protonmail.com

Address	:	2/F, SAN TAU KOK VILLAGE, TING KOK ROAD, TAI PO, NEW TERRITORIES
Attention to	:	CHAN KEVIN CHUN WAI
Email	:	kevin.asiaresource@proton.me

Address	:	Flat 3004, 30/F, KAM CHING HOUSE, KAM TAI COURT, MA ON SHAN, NEW TERRITORIES
Attention to	:	FONG LAI FAN
Email	:	flf.asiaresource@protonmail.com

Address	:	40 Kaiyuan Blvd, Luolong District, Luoyang, Henan, China
Attention to	:	SONG WENQIAO
Email	:	songwenqiao@tutamail.com

Address	:	2001 Shennan Middle Rd, Futian District, Shenzhen, Guangdong, China
Attention to	:	LI DONGCHENG
Email	:	idongcheng12@126.com

Address	:	Room 1605, Tower 2, 1058, Nanjing Rd (W), Jing'an District, Shanghai, China
Attention to	:	JIANG QIAONYU
Email	:	qiangqiaonyu@outlook.com

3.3.	In this Clause 3, if deemed receipt occurs before 9am on a Business Day, the notice shall be deemed to have been received at 9am on that day, and if deemed receipt occurs after 5pm on a Business Day, or on a day which is not a Business Day, the notice shall be deemed to have been received at 9am on the next Business Day.

3.4.	Any Party may change the address to which such notices to it are to be delivered by giving not less than three (3) Business Days’ notice to the other Parties.

4.	MISCELLANEOUS

4.1.	The Buyer shall pay all costs and expenses incurred in connection with the preparation, negotiation or entry into this Deed.

4.2.	Each Party shall do or cause to be done all such acts and things and execute or cause to be executed all such instruments and other documents as may be necessary to give full effect to the provisions contained in this Deed and the transactions contemplated under this Deed.

4.3.	No amendment, variation, revocation, cancellation, substitution or waiver of, or addition or supplement to, any of the provisions of this Deed will be effective unless it is in writing and signed by all the Parties.

4.4.	If any provision of this Deed or part thereof is rendered void, illegal or unenforceable in any respect under the law, the validity, legality and enforceability of the remaining provisions or part of the provision (as the case may be) shall not in any way be affected or impaired thereby.

4.5.	None of the Parties shall assign all or any of its rights, interests or benefits or transfer all or any of its obligations under this Deed except with the prior written approval of the other Parties.

4.6.	This Deed shall be binding upon and inure for the benefit of the respective successors-in-title and permitted assigns of the Parties.

4.7.	This Deed shall be governed by and construed in accordance with [the laws of the Cayman Islands] and the Parties hereto irrevocably submit to the exclusive jurisdiction of [the courts of the Cayman Islands] for the purpose of resolving any disputes arising from this Deed.

4.8.	This Deed may be entered into in any number of counterparts, all of which taken together and when delivered to the Parties shall constitute one and the same instrument. The Parties may enter into this Deed by executing any such counterpart.

4.9.	This Deed, may be accepted, executed or agreed to through the use of an electronic signature, whether digital or encrypted, in accordance with the applicable laws. Any document accepted, executed or agreed to in conformity with such law will be binding on each Party and shall have the same legal effect, validity or enforceability as if it were physically executed.

4.10.	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act (As Revised) of the Cayman Islands, as amended, modified, re- enacted or replaced, to enforce any term of this Deed.

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SCHEDULE 1

The Assignees

No.	Name of Assignee	Passport No.	Number of Consideration Shares
1.	LEE KA HO	HJ2510710	633,336
2.	CHAN CHEUK HO	H2318833	633,333
3.	HUI KA WAI	KJ0789031	633,333
4.	YEUNG CHI KIT	HJ2493502	633,333
5.	CHAN PUI YAN	H21263157	633,333
6.	CHAN KEVIN CHUN WAI	H23315545	633,333
7.	FONG LAI FAN	120872954	633,333
8.	SONG WENQIAO	EL6841009	633,333
9.	LI DONGCHENG	ER0396537	633,333
10.	JIANG QIAONYU	EB9131833	633,333

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APPENDIX A

Notice of Assignment

ASIA RESOURCE HOLDINGS LIMITED

31-A2-6-1, Miharja Condominium, Palong Road,
Miharja Park, 55200

Kuala Lumpur, Malaysia

Date:

CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

Room 1301-03, 13/F, Shatin Galleria,

18-24 Shan Mei Street,

Fotan, Shatin, New Territories, Hong Kong

Dear Sirs,

RE:	AI-ENABLED SMART MANUFACTURING PLATFORM TECHNOLOGY PURCHASE AGREEMENT DATED 2026

We refer to the following documents:

(i)	AI-Enabled Platform Purchase Agreement dated 2026 (“Agreement”) entered into between ASIA RESOURCE HOLDINGS LIMITED (Registration No. 243021) (“Assignor”), and CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471); and

(ii)	Deed of Assignment dated 2026 (“Deed”) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees”).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,

For and on behalf of

Asia Resource Holdings Limited

Name:
Designation:

ACCEPTANCE

We, CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by

For and on behalf of

CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

Name:
Designation:

Date:

APPENDIX TO NOTICE OF ASSIGNMENT

AI-Enabled Platform Purchase Agreement and Deed of Assignment

This Deed has been entered into on the date stated at the beginning.

The Assignor

Signed
for and on behalf of
ASIA RESOURCE HOLDINGS LIMITED	/s/ Ch’ng Joo Nee
(Registration No. 243021)	Name: Ch’ng Joo Nee
Designation: Director

The Assignees

Signed by
LEE KA HO
(Passport No. HJ2510710)	/s/ LEE KA HO

Signed by
CHAN CHEUK HO
(Passport No. H2318833)	/s/ CHAN CHEUK HO

Signed by
HUI KA WAI
(Passport No. KJ0789031)	/s/ HUI KA WAI

Signed by
YEUNG CHI KIT
(Passport No. HJ2493502)	/s/ YEUNG CHI KIT

Signed by
CHAN PUI YAN
(Passport No. H21263157)	/s/ CHAN PUI YAN

Signed by
CHAN KEVIN CHUN WAI
(Passport No. H23315545)	/s/ CHAN KEVIN CHUN WAI

Signed by
FONG LAI FAN
(Passport No. 120872954)	/s/ FONG LAI FAN

Signed by
SONG WENQIAO
(Passport No. EL6841009 )	/s/ SONG WENQIAO

Signed by
LI DONGCHENG
(Passport No. ER0396537)	/s/ LI DONGCHENG

Signed by
JIANG QIAONYU
(Passport No. EB9131833 )	/s/ JIANG QIAONYU